VOLCAN AUSTRALIA CORPORATION PTY LIMITED
ACN 131 553 341

FINANCIAL STATEMENTS
FOR THE PERIOD ENDED
JUNE 30, 2008

VOLCAN AUSTRALIA CORPORATION PTY LIMITED
ACN 131 553 341

FINANCIAL STATEMENTS
FOR THE PERIOD ENDED
JUNE 30, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
VOLCAN AUSTRALIA CORPORATION PTY LIMITED

We have audited the accompanying balance sheet of Volcan Australia Corporation Pty Limited as of June 30, 2008, and the related statements of shareholders’ equity, operations and cash flows for the period ended June 30, 2008. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the International Standards of Auditing. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company has determined that it is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal controls over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Volcan Australia Corporation Pty Limited as of June 30, 2008, and the results of operations and cash flows for the period ended June 30, 2008, in conformity with accounting principles generally accepted in the United States of America.

Nexia Court & Co	Stephen Rogers
Chartered Accountants	Partner

Sydney
Dated: July 1, 2008

VOLCAN AUSTRALIA CORPORATION PTY LIMITED
ACN 131 553 341

BALANCE SHEET
AS AT JUNE 30, 2008

	Note	06. 30. 2008
		US $
CURRENT ASSETS
Cash and cash equivalents	3	96
Other receivables	4	130,624

TOTAL CURRENT ASSETS		130,720

NON- CURRENT ASSETS
Intangible assets	5	1,101,027

TOTAL NON- CURRENT ASSETS		1,101,027

TOTAL ASSETS		1,231,747

LIABILITIES AND SHAREHOLDERS’ EQUITY

CURRENT LIABILITIES
Other accounts payable	6	1,449,905

TOTAL CURRENT LIABILITIES		1,449,905

SHAREHOLDERS’ EQUITY
Share capital	7	96
Foreign currency translation reserve		(3,345)
Accumulated deficit	8	(214,909)

TOTAL SHAREHOLDERS’ EQUITY		(218,158)

TOTAL LIABILITIES AND SHAREHOLDERS’
EQUITY		1,231,747

The above balance sheet should be read
in conjunction with the accompanying notes.

VOLCAN AUSTRALIA CORPORATION PTY LIMITED
ACN 131 553 341

STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED JUNE 30, 2008

	Note	06. 11. 2008 –
		06. 30. 2008
		US $
Continuing operations
Revenue		-

Total income		-

Other expenses
- General and administrative expenses		214,909

Total expenses		214,909

LOSS BEFORE INCOME TAX		214,909

Income tax expense	2	-

LOSS FOR THE PERIOD	8	214,909

The above statement of operations should be read
in conjunction with the accompanying notes.

VOLCAN AUSTRALIA CORPORATION PTY LIMITED
ACN 131 553 341

STATEMENT OF CHANGES IN SHAREHOLDERS’ EQUITY
FOR THE PERIOD ENDED JUNE 30, 2008

06. 11. 2008 –
06. 30. 2008
US $
TOTAL EQUITY AT THE BEGINNING OF THE
FINANCIAL PERIOD	-

Change in equity during the period	96
Translation of foreign currency financial statements	(3,345)
(Loss) for the period	(214,909)

TOTAL EQUITY AT THE END OF THE FINANCIAL
PERIOD	(218,158)

The above statement of changes in shareholders’ equity should be read in conjunction with the accompanying notes.

VOLCAN AUSTRALIA CORPORATION PTY LIMITED
ACN 131 553 341

STATEMENT OF CASH FLOWS
FOR THE PERIOD ENDED JUNE 30, 2008

	Note	06. 11. 2008 –
		06. 30. 2008
		US $
CASH FLOWS FROM OPERATING ACTIVITIES
Cash receipts from customers		-
Cash paid to suppliers and employees		-

Net Cash from Operating Activities	9ii	-

CASH FLOWS FROM INVESTING ACTIVITIES
Payments for property, plant and equipment		-

Net Cash from Investing Activities		-

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from share issue		96

Net Cash from Financing Activities		96

NET INCREASE IN CASH AND CASH EQUIVALENTS		96

Cash and Cash Equivalents at the Beginning of the Financial
Period		-

CASH AND CASH EQUIVALENTS AT THE END OF
THE FINANCIAL PERIOD	9i	96

The above statement of cash flow should be read
in conjunction with the accompanying notes.

VOLCAN AUSTRALIA CORPORATION PTY LIMITED
ACN 131 553 341

NOTES TO THE FINANCIAL STATEMENTS
FOR THE PERIOD ENDED JUNE 30, 2008

1	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a	Organization

Volcan Australia Corporation Pty Limited was constituted under the Corporation laws of Australia on June 11, 2008. The Company was organized to engage in any lawful activity.

Volcan Australia Corporation Pty Limited proposes to derive its revenues from exploring, acquiring and developing mining properties in Australia. The Company has made application for an exploration and prospecting licence in Western Australia.

The special purpose financial report has been prepared in accordance with the requirements of U.S. generally accepted accounting principles (GAAP), the recognition and measurement aspects of all applicable International Financial Reporting Standards and Interpretations (‘IFRSs’) adopted by the International Accounting Standards Board (‘IASB’).

The preservation and disclosure requirements of the following standards have been complied with:

IAS 1: Presentation of financial statements
IFRS 6: Exploration for and evaluation of mineral resources IAS 7: Cash flow statements IAS 8: Accounting policy changes in accounting estimates and errors IAS 10: Events after balance sheet date.

b	Basis of preparation and the use of estimates in preparation of financial statements

The financial report is presented in United States dollars.

The functional currency of the company is Australian dollars.

The financial report is prepared on the historical cost basis.

The preparation of a financial report in conformity with US GAAP requires management to make judgements, estimates and assumptions that affect the application of policies and reported amounts of assets and liabilities, income and expenses. The estimates and associated assumptions are based on historical experience and various other factors that are believed to be reasonable under the circumstances, the results of which form the basis of making the judgements about carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates. These accounting policies have been consistently applied by the company.

The estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognised in the period in which the estimate is revised if the revision affects only that period or in the period of the revision and future periods if the revision affects both current and future periods.

VOLCAN AUSTRALIA CORPORATION PTY LIMITED
ACN 131 553 341

NOTES TO THE FINANCIAL STATEMENTS
FOR THE PERIOD ENDED JUNE 30, 2008

1	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

c	Cash

For purposes of the statements of cash flows, the Company considers cash on deposit in banks, deposits in transit, and highly liquid debt instruments purchased with original maturities of three months or less to be cash and cash equivalents. The Company had $96 in cash as of June 30, 2008.

d	Financial instruments
	i	Non-derivative financial instruments
Non-derivative financial instruments comprise cash and cash equivalents, and trade and other payables.

Non-derivative financial instruments are recognized initially at fair value plus, for instruments not at fair value through profit or loss, any directly attributable transaction costs, except as described below. Subsequent to initial recognition non-derivative financial instruments are measured as described below.

Cash and cash equivalents comprise cash balances and call deposits. Bank overdrafts that are repayable on demand and form an integral part of the company’s cash management are included as a component of cash and cash equivalents for the purpose of the cash flow statement.

	ii	Paid in Share capital

Ordinary shares
Incremental costs directly attributable to issue of ordinary shares and share options are recognized as a deduction from equity, net of any related income tax benefit.

e	Property and Equipment, Mining Properties, Mineral Leases
Exploration and Development Costs

Costs of acquiring mining properties and any exploration and development costs are expensed as incurred unless proven and probable reserves exist and the property is a commercially mineable property. Mine development costs incurred either to develop new ore deposits, expand the capacity of operating mines, or to develop mine areas substantially in advance of current production are also capitalized. Costs incurred to maintain current production or to maintain assets on a standby basis are charged to operations. Costs of abandoned projects are charged to operations upon abandonment. The Company evaluates, at least quarterly, the carrying value of capitalized mining costs and related property, plant and equipment costs, if any, to determine if these costs are in excess of their net realizable value and if a permanent impairment needs to be recorded. The periodic evaluation of carrying value of capitalized costs and any related property, plant and equipment costs are based upon expected future cash flows and/or estimated salvage value.

VOLCAN AUSTRALIA CORPORATION PTY LIMITED
ACN 131 553 341

NOTES TO THE FINANCIAL STATEMENTS
FOR THE PERIOD ENDED JUNE 30, 2008

1	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

e	Property and Equipment, Mining Properties, Mineral Leases (Continued)

Mining Properties

The Company capitalizes costs for mining properties by individual property and defers such costs for later amortization only if the prospects for economic productions are reasonably certain.

Capitalized costs are expensed in the period when the determination has been made that economic production does not appear reasonably certain.

f	Impairment

Financial assets

A financial asset is assessed at each reporting date to determine whether there is any objective evidence that it is impaired. A financial asset is considered to be impaired if objective evidence indicates that one or more events have had a negative effect on the estimated future cash flows of that asset.

An impairment loss in respect of a financial asset measured at amortized cost is calculated as the difference between its carrying amount, and the present value of the estimated future cash flows discounted at the original effective interest rate. An impairment loss in respect of an available-for-sale financial asset is calculated by reference to its current fair value.

Individually significant financial assets are tested for impairment on a individual basis. The remaining financial assets are assessed collectively in groups that share similar credit risk characteristics.

All impairment losses are recognized in profit or loss. Any cumulative loss in respect of an available-for-sale financial asset recognized previously in equity is transferred to profit or loss.

An impairment loss is reversed if the reversal can be related objectively to an event occurring after the impairment loss was recognized. For financial assets measured at amortized cost and available-for-sale financial assets that are debt securities, the reversal is recognized in profit or loss. For available-for-sale financial assets that are equity securities, the reversal is recognized directly in equity.

g	Income tax

Income tax expense comprises current and deferred tax. Income tax expense is recognized in profit or loss except to the extent that it relates to items recognized directly in equity, in which case it is recognized in equity.

Current tax is the expected tax payable on the taxable income for the year, using tax rates enacted or substantively enacted at the reporting date, and any adjustment to tax payable in respect of previous years.

VOLCAN AUSTRALIA CORPORATION PTY LIMITED
ACN 131 553 341

NOTES TO THE FINANCIAL STATEMENTS
FOR THE PERIOD ENDED JUNE 30, 2008

1	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

g	Income tax (Continued)

Deferred tax is recognized using the balance sheet method, providing for temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for taxation purposes. Deferred tax is measured at the tax rates that are expected to be applied to the temporary differences when they reverse, based on the laws that have been enacted or substantively enacted by the reporting date.

A deferred tax asset is recognized to the extent that it is probable that future taxable profits will be available against which temporary difference can be utilized. Deferred tax assets are reviewed at each reporting date and are reduced to the extent that it is no longer probable that the related tax benefit will be realized.

Additional income taxes that arise from the distribution of dividends are recognized at the same time as the liability to pay the related dividend is recognized.

h	Intangible assets

Other intangible assets

Other intangible assets that are acquired by the group, which have finite useful lives, are measured at cost less accumulated amortization and accumulated impairment losses.

Intangible assets consist of exploration and prospecting information relating to an exploration and prospecting licence in Western Australia. The carrying value is equal the cost.

The carrying value is reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable.

i	Goods and services tax

Revenue, expenses and assets are recognized net of the amount of goods and services tax (GST), except where the amount of GST incurred is not recoverable from the taxation authority. In these circumstances, the GST is recognized as part of the cost of acquisition of the asset or as part of the expense.

Receivables and payables are stated with the amount of GST included. The net amount of GST recoverable from, or payable to, the ATO is included as a current asset or liability in the balance sheet.

Cash flows are included in the cash flow statement on a gross basis. The GST components of cash flows arising from investing and financing activities which are recoverable from, or payable to, the ATO are classified as operating cash flows.

j	Financial period and financial comparatives

The financial period is for the period June 11, 2008 to June 30, 2008. The company was incorporated on June 11, 2008.

VOLCAN AUSTRALIA CORPORATION PTY LIMITED
ACN 131 553 341

NOTES TO THE FINANCIAL STATEMENTS
FOR THE PERIOD ENDED JUNE 30, 2008

1	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

k          Foreign currency translation and balances

Foreign currency transactions are translated into presentation currency using the exchange rates prevailing at the date of the transaction. Foreign currency monetary items are translated at the period-end exchange rate. Non monetary items measured at historical cost continue to be carried at the exchange rate at the date of the transaction. Non monetary items measured at fair value are reported at the exchange rate at the date when fair values were determined

		06. 30. 2008
		US $
2	INCOME TAX

a	Income tax expense
	Prima facie income tax (benefit)/expense calculated at 30% on the profit
	from ordinary activities	(64,473)

	Increase/(decrease) in income tax expense due to:
	Non-allowable expenses	24,739

	Income tax (benefit)/expense relating to ordinary activities not brought to
	account	(39,734)

3	CASH AND CASH EQUIVALENTS

	Current
	Cash on hand	96

4	OTHER RECEIVABLES

	Current
	GST Receivable	130,624

5	INTANGIBLES

	Non- Current
	Exploration and prospecting	1,101,027

The intangible asset relates to the purchase of exploration and prospecting information from Australian Gemstone Mining Services Pty Limited, which is a related party. The company has made application for an exploration and prospecting licence to which the information relates.

The licence has not been granted at balance date however the company believes the grant of the licence to be highly likely in the foreseeable future.

VOLCAN AUSTRALIA CORPORATION PTY LIMITED
ACN 131 553 341

NOTES TO THE FINANCIAL STATEMENTS
FOR THE PERIOD ENDED JUNE 30, 2008

		06. 30. 2008
		US $
6	OTHER PAYABLES

	Current
	Other creditors	1,449,905

	Refer to note 10 for more information on related party transaction.

7	PAID IN SHARE CAPITAL

	Issued capital
	100 ordinary shares paid to A$1.00 each	96

	Ordinary shares
	Ordinary shares entitle the holder to vote and to participate in
	dividends and the proceeds on winding up of the company in
	proportion to the number of and amounts paid on the shares held.

8	ACCUMULATED DEFICIT

	Opening balance June 11, 2008	-
	Loss for the period	(214,909)

	Closing balance June 30, 2008	(214,909)

VOLCAN AUSTRALIA CORPORATION PTY LIMITED
ACN 131 553 341

NOTES TO THE FINANCIAL STATEMENTS
FOR THE PERIOD ENDED JUNE 30, 2008

9	NOTES TO THE CASH FLOW STATEMENT

i	For the purposes of the cash flow statement, cash and cash equivalents consists of cash on hand.

Cash and cash equivalents as at the end of the financial period as shown in the cash flow statements is reconciled to the related items in the balance sheet as follows:

		06. 30. 2008
		US $

	Cash on hand	96

ii	Reconciliation of Cash Flows from Operating Activities

	(Loss)/Profit for the year	(214,909)
	Unrealised foreign exchange loss	(3,345)

	Changes in working capital and provisions
	Change in other debtors	(130,624)
	Change in intangibles	(1,101,027)
	Change in other creditors	1,449,905

	Net Cash from Operating Activities	-

10	RELATED PARTY DISCLOSURES

Transactions with Related Entities

Amount due to the following related parties for the purchase of exploration and prospecting information and administration services

•	Australian Gemstone Mining Services Pty Limited	1,449,905

Australian Gemstone Mining Services Pty Limited is an associated company of Volcan Australia Corporation Pty Limited by virtue of having common directors and shareholders.

All related party transactions were at arm’s-length and on normal commercial terms and conditions. The amount due is non-interest bearing.

Volcan Australia Corporation Pty Ltd
The directors of the Company are Pnina Feldman and Sholom Feldman. Sholom Feldom is also the Company Secretary.

L’Hayyim Pty Limited a company incorporated in Australia holds all the issued capital. L’Hayyim Pty Limited is an associated entity of the Directors.

VOLCAN AUSTRALIA CORPORATION PTY LIMITED
ACN 131 553 341

NOTES TO THE FINANCIAL STATEMENTS
FOR THE PERIOD ENDED JUNE 30, 2008

06. 30. 2008
US $
11	AUDITORS’ REMUNERATION

Audit services
Auditors of the company – Nexia Court & Co
	Audit of the financial report	-

12	ENVIROMENTAL MATTERS

For the period from inception to June 30, 2008, the Company had no environmental matters requiring specific disclosure or requiring recording of a liability.